UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 7, 2021

Kreido Biofuels, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-55909	20-3240178
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 1010-15, 11/F, Tower B New Mandarin Plaza 14 Science Museum Road Tsim Sha Tsui, KLN, Hong Kong
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code +(852) 9862 6962

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 3 – Securities and Trading Markets

Item 3.02 – Unregistered Sales of Equity Securities

On December 2, 2021, the Board of Directors of the Company approved the partial conversion of $12,000 of a total convertible note issued to King Sau Nelson Pang in the amount of $51,000 into twelve million (12,000,000) shares of common stock at a conversion share price of $.001. The shares were issued to Mr. Pang on December 7, 2021.

Section 5 - Corporate Governance and Management

Section 5.01 Changes in Control of Registrant

On December 14, 2021, certain shareholders owning 13,099,243 of the Company’s common stock, representing a majority of issued and outstanding shares, agreed sell their shares to 6 shareholders. This constitutes a change in control of the Company. A copy of the Stock Purchase Agreement is attached hereto as an Exhibit.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 17, 2021, the Board of Directors Board of Directors accepted the resignations of Chao Zhang and Chu Ju Dou as directors.

There were no disagreements with the resigning directors with regards to management of the Company. The Company has:

(i)	provided the directors with a copy of the disclosures it is making in response to this Item 5.02 no later than the day the registrant files the disclosures with the Commission;

(ii)

provided the directors with the opportunity to furnish the Company as promptly as possible with a letter addressed to the Company stating whether he agrees with the statements made by the Company in response to this Item 5.02 and, if not, stating the respects in which he does not agree; and

(iii)

agreed to file any letter received by the Company from either director with the Commission as an exhibit by an amendment to the previously filed Form 8-K within two business days after receipt by the Company.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

99.1	Stock Purchase Agreement dates December 14, 2021

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kreido Biofuels, Inc.

Date: December 17, 2021	By:	/s/ CHAN Kwok Wai Davy
CHAN Kwok Wai Davy, Chief Executive Officer

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